                                                                   EXHIBIT 10.19

                         AMENDMENT TO PURCHASE AGREEMENT

         This Amendment to Purchase Agreement (this "Amendment") is made this 16th day of June, 2004, among Douglas P. Wilson, as Special Master under the Stipulation and Order and as Seller (the "Seller"), Bernardo Property Advisors, Inc., a California corporation ("Buyer"), GAL-Brisbane, L.P., a California limited partnership ("Owner"), Brisbane Tech LLC, a Delaware limited liability company ("Brisbane Tech"), and Roger C. Stuhlmuller, an individual (collectively, the "Parties").

                                    Recitals

         WHEREAS, the Parties entered into that certain Purchase Agreement dated as of May 24, 2004 (the "Purchase Agreement"); and

         WHEREAS, the Parties desire to amend the Purchase Agreement to allow Buyer additional time to complete its due diligence as contemplated by the Purchase Agreement.

                                    Agreement

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. Recital A(c) of the Purchase Agreement shall hereby be replaced in its entirety with the following: "Due Diligence Period: Begins on the Effective Date and ends at 5:00 p.m., Los Angeles, California local time, on June 18, 2004."

         2. The following is hereby added to the Purchase Agreement as new subsection 1.2(h): "As consideration for extending the expiration date of the Due Diligence Period to June 18, 2004, Buyer shall pay Two Thousand Five Hundred Dollars ($2,500) to Lender, on or before June 28, 2004, as reimbursement for attorneys' fees and other costs incurred by Lender related to the granting of such extension. Buyer's failure to timely make such payment to Lender shall constitute a breach of this Agreement."

         3. This Amendment may be executed in any number of counterparts, and upon execution by the Parties, each executed counterpart shall have the same force and effect as an original instrument and as if the Parties had signed the same instrument.

         4. Except as stated herein, the Purchase Agreement shall remain unmodified and in full force and effect.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date and year first written above.

                                    SELLER:

                                    /s/ DOUGLAS P. WILSON
                                    --------------------------------------------
                                    DOUGLAS P. WILSON, Special Master

                                    BUYER:

                                    BERNARDO PROPERTY ADVISORS, INC.,
                                    a California corporation


                                    By: /s/ GARY A. KREITZER
                                        ----------------------------------------
                                    Name: Gary A. Kreitzer
                                          --------------------------------------
                                    Its: Executive V.P.
                                         ---------------------------------------

                                    OWNER:

                                    GAL-BRISBANE, L.P.,
                                    a California limited partnership

                                    By: Brisbane Tech LLC,
                                        a Delaware limited liability company

                                        By: Stuhlmuller Real Estate, LLC,
                                            a Delaware limited liability company

                                            By: /s/ ROGER C. STUHLMULLER
                                                --------------------------------
                                                Roger C. Stuhlmuller,
                                                Manager

                                    BRISBANE TECH:

                                    BRISBANE TECH LLC,
                                    a Delaware limited liability company

                                    By: Stuhlmuller Real Estate, LLC,
                                        a Delaware limited liability company

                                        By: /s/ ROGER C. STUHLMULLER
                                            ------------------------------------
                                            Roger C. Stuhlmuller, Manager

                                    ROGER C. STUHLMULLER:

                                    /s/ ROGER C. STUHLMULLER
                                    --------------------------------------------
                                    ROGER C. STUHLMULLER, an individual

                                    APPROVED BY:

                                    Credit Suisse First Boston Mortgage Capital
                                    LLC, a Delaware limited liability company

                                    By: /s/ STEPHEN YANKAUER
                                        ----------------------------------------
                                    Name: Stephen Yankauer
                                          --------------------------------------
                                    Its: Vice President
                                         ---------------------------------------

         Chicago Title Company acknowledges receipt of a copy of this Amendment executed by Seller, Buyer, Owner, Brisbane Tech and Roger C. Stuhlmuller.

         Dated: June 28, 2004       CHICAGO TITLE COMPANY

                                    By: /s/ MARLEY HARRILL
                                        ----------------------------------------
                                    Name: Marley Harrill
                                          --------------------------------------
                                    Its: Assistant Vice President
                                         ---------------------------------------